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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-KSB
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 23, 1998


                        KARTS INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


               000-23041                                 75-2639196
        (Commission File Number)         (I.R.S. Employer Identification Number)


   109 Northpark Boulevard, Suite 210
         Covington, Louisiana                               70433
(Address of Principal Executive Offices)                  (Zip Code)


                                 (504) 875-7350
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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                  INFORMATION INCLUDED IN REPORT ON FORM 8-KSB

ITEM 5.  OTHER EVENTS.

         Effective January 15, 1998, V. Lynn Graybill resigned as President, Chief Executive Officer and Chairman of the Board of Directors of Karts International Incorporated (the "Company") to pursue other personal interests. The Board of Directors has appointed a search committee to interview qualified candidates for the position of President and Chief Executive Officer. In the interim, Mr. Charles Brister, the former owner and president of Brister's Thunder Karts, Inc., and a current director of the Company, has been appointed by the Board of Directors as the Company's Chief Operating Officer.

         Effective January 23, 1998, John V. Callegari, Jr. was relieved of his duties as Chief Financial Officer of the Company. This action was taken by the Board of Directors of the Company, in connection with its review of the Company's current management structure. The Board of Directors is evaluating current employees of the Company who may be suitable to assume the position of the Company's Chief Financial Officer.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KARTS INTERNATIONAL INCORPORATED
                                      (Registrant)


                                      By:     /s/ Timothy P. Halter
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                                         TIMOTHY P. HALTER, Vice President
Dated:   January 27, 1998





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